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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7
Segment Detail
Global Consumer:
Cards
Global Cards	8
North America Cards	9-10
International Cards	11
Consumer Finance
Global Consumer Finance	12
North America Consumer Finance	13
International Consumer Finance	14
Retail Banking
Global Retail Banking	15
North America Retail Banking	16-17
International Retail Banking	18-19
Corporate and Investment Banking:
Income Statement	20
Revenue Details	21
Capital Markets and Banking	22
Transaction Services	23
Global Wealth Management:
Smith Barney	24
Private Bank	25
Alternative Investments	26
Citigroup Supplemental Detail
Discontinued Operations	27
Segment Balance Sheet	28
Return on Capital	29
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	30
Allowance for Credit Losses:
Total Citigroup	31
Consumer Loans	32
Corporate Loans	33
Non-Performing Assets	34

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005		2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005		YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Income from Continuing Operations	$4,964	$916	$5,026	$5,148	$5,115	$4,731		NM	$5,880	$9,846		67%
Discontinued Operations, After-tax	309	228	282	173	326	342			537	668

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073		NM	$6,417	$10,514		64%

Basic Earnings Per Share:
Income from Continuing Operations	$0.97	$0.18	$0.98	$1.00	$0.99	$0.92		NM	$1.15	$1.91		66%

Net Income	$1.03	$0.22	$1.03	$1.04	$1.06	$0.99		NM	$1.25	$2.04		63%

Weighted average common shares applicable to Basic EPS	5,095.6	5,100.5	5,112.3	5,120.3	5,133.3	5,119.1			5,098.1	5,126.2

Preferred Dividends—Basic	$17	$17	$17	$17	$17	$17			$34	$34

Diluted Earnings Per Share:
Income from Continuing Operations	$0.95	$0.17	$0.96	$0.98	$0.98	$0.91		NM	$1.12	$1.88		68%

Net Income	$1.01	$0.22	$1.02	$1.02	$1.04	$0.97		NM	$1.23	$2.01		63%

Adjusted weighted average common shares applicable to Diluted EPS	5,203.1	5,201.3	5,205.6	5,219.5	5,226.0	5,208.1			5,202.2	5,217.1

Preferred Dividends—Diluted	$17	$17	$17	$17	$17	$17			$34	$34

Common Shares Outstanding, at period end	5,171.5	5,180.3	5,189.8	5,194.6	5,202.2	5,170.1			5,180.3	5,170.1

Tier 1 Capital Ratio	8.96%	8.16%	8.37%	8.74%	8.78%	8.6	%*		8.16%	8.6	%*

Total Capital Ratio	12.25%	11.31%	11.49%	11.85%	12.03%	11.8	%*		11.31%	11.8	%*

Leverage Ratio	5.40%	4.88%	5.01%	5.20%	5.19%	5.1	%*		4.88%	5.1	%*

Total Assets, at period end (in billions)	$1,317.6	$1,396.6	$1,436.6	$1,484.1	$1,489.9	$1,547.8	*		$1,396.6	$1,547.8	*

Stockholders' Equity, at period end (in billions)	$101.9	$98.3	$103.4	$109.3	$110.5	$113.0	*		$98.3	$113.0	*

Equity and Trust Securities, at period end (in billions)	$108.2	$104.5	$110.2	$115.5	$116.9	$119.5	*		$104.5	$119.5	*

Book Value Per Share, at period end	$19.48	$18.76	$19.70	$20.82	$21.03	$21.65	*		$18.76	$21.65	*

Return on Common Equity (Net Income)	21.3%	4.6%	21.3%	20.1%	20.3%	18.4%			13.1%	19.3%

Return on Risk Capital (Income from Continuing Operations)	46%	8%	42%	43%	40%	36%			26%	38%

*
Preliminary

NM    Not meaningful

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)		Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
Cards	$980	$1,012	$1,267	$1,441	$1,086	$1,067	5%		$1,992	$2,153	8%
Consumer Finance	567	594	643	584	629	646	9%		1,161	1,275	10%
Retail Banking	1,168	1,192	1,271	1,173	1,309	1,241	4%		2,360	2,550	8%
Other(1)	(94)	304	(62)	(53)	(181)	(57)	NM		210	(238)	NM

Total Global Consumer	2,621	3,102	3,119	3,145	2,843	2,897	(7%	)	5,723	5,740	—

Corporate and Investment Banking:
Capital Markets and Banking	1,477	1,502	1,159	1,257	1,439	1,043	(31%	)	2,979	2,482	(17%	)
Transaction Services	235	262	286	262	245	288	10%		497	533	7%
Other(1)(2)	(4)	(4,569)	7	168	(5)	41	NM		(4,573)	36	NM

Total Corporate and Investment Banking	1,708	(2,805)	1,452	1,687	1,679	1,372	NM		(1,097)	3,051	NM

Global Wealth Management:
Smith Barney	252	211	198	230	197	239	13%		463	436	(6%	)
Private Bank(3)	159	152	136	(129)	122	83	(45%	)	311	205	(34%	)

Total Global Wealth Management	411	363	334	101	319	322	(11%	)	774	641	(17%	)

Alternative Investments	33	278	117	340	362	385	38%		311	747	NM
Corporate / Other	191	(22)	4	(125)	(88)	(245)	NM		169	(333)	NM
Income From Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	NM		5,880	9,846	67%
Discontinued Operations(4)(5)	309	228	282	173	326	342			537	668
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	NM		$6,417	$10,514	64%

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in CIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

(3)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(4)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed on July 1, 2005.

(5)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
North America (excluding Mexico)(1)
Global Consumer	$1,748	$1,785	$2,123	$2,071	$1,905	$1,798	1%	$3,533	$3,703	5%
Corporate and Investment Banking	746	(4,244)	501	807	893	462	NM	(3,498)	1,355	NM
Global Wealth Management	315	282	272	310	273	315	12%	597	588	(2%)

Total North America (excluding Mexico)	2,809	(2,177)	2,896	3,188	3,071	2,575	NM	632	5,646	NM

Mexico
Global Consumer	228	235	249	267	277	368	57%	463	645	39%
Corporate and Investment Banking	94	184	198	183	83	76	(59%)	278	159	(43%)
Global Wealth Management	16	12	13	11	13	10	(17%)	28	23	(18%)

Total Mexico	338	431	460	461	373	454	5%	769	827	8%

Europe, Middle East and Africa (EMEA)
Global Consumer	203	601	154	224	121	122	(80%)	804	243	(70%)
Corporate and Investment Banking	265	662	124	85	188	336	(49%)	927	524	(43%)
Global Wealth Management	9	4	4	(2)	(1)	3	(25%)	13	2	(85%)

Total EMEA	477	1,267	282	307	308	461	(64%)	1,744	769	(56%)

Japan
Global Consumer	142	147	164	163	175	188	28%	289	363	26%
Corporate and Investment Banking	93	87	91	63	48	54	(38%)	180	102	(43%)
Global Wealth Management	26	19	3	(253)	(8)	(45)	NM	45	(53)	NM

Total Japan	261	253	258	(27)	215	197	(22%)	514	412	(20%)

Asia (excluding Japan)
Global Consumer	247	280	332	328	311	341	22%	527	652	24%
Corporate and Investment Banking	308	321	309	352	322	249	(22%)	629	571	(9%)
Global Wealth Management	35	34	33	23	35	31	(9%)	69	66	(4%)

Total Asia	590	635	674	703	668	621	(2%)	1,225	1,289	5%

Latin America
Global Consumer	53	54	97	92	54	80	48%	107	134	25%
Corporate and Investment Banking	202	185	229	197	145	195	5%	387	340	(12%)
Global Wealth Management	10	12	9	12	7	8	(33%)	22	15	(32%)

Total Latin America	265	251	335	301	206	283	13%	516	489	(5%)

Alternative Investments	33	278	117	340	362	385	38%	311	747	NM
Corporate / Other	191	(22)	4	(125)	(88)	(245)	NM	169	(333)	NM
Income From Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	NM	5,880	9,846	67%
Discontinued Operations	309	228	282	173	326	342		537	668
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	NM	$6,417	$10,514	64%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to North America.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
Cards	$4,598	$4,467	$4,602	$4,654	$4,576	$4,451	—	$9,065	$9,027	—
Consumer Finance	2,688	2,677	2,631	2,765	2,750	2,713	1%	5,365	5,463	2%
Retail Banking	4,381	4,514	4,661	4,733	5,011	4,873	8%	8,895	9,884	11%
Other	(16)	557	(24)	(1)	(219)	(30)	NM	541	(249)	NM

Total Global Consumer	11,651	12,215	11,870	12,151	12,118	12,007	(2%)	23,866	24,125	1%

Corporate and Investment Banking:
Capital Markets and Banking	4,531	4,495	3,733	4,347	4,899	3,965	(12%)	9,026	8,864	(2%)
Transaction Services	942	987	1,045	1,104	1,137	1,191	21%	1,929	2,328	21%
Other	1	585	2	14	1	—	(100%)	586	1	(100%)

Total Corporate and Investment Banking	5,474	6,067	4,780	5,465	6,037	5,156	(15%)	11,541	11,193	(3%)

Global Wealth Management:
Smith Barney	1,732	1,582	1,528	1,643	1,669	1,647	4%	3,314	3,316	—
Private Bank	573	505	482	484	504	453	(10%)	1,078	957	(11%)

Total Global Wealth Management	2,305	2,087	2,010	2,127	2,173	2,100	1%	4,392	4,273	(3%)

Alternative Investments	191	545	297	670	866	1,112	NM	736	1,978	NM
Corporate / Other	311	(59)	(219)	(303)	2	(206)	NM	252	(204)	NM
Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	(3%)	$40,787	$41,365	1%
Managed Basis Net Revenues(1)	$21,257	$22,145	$19,988	$21,324	$22,362	$21,485	(3%)	$43,402	$43,847	1%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 8.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
North America (excluding Mexico)(1)
Global Consumer	$7,778	$7,618	$7,776	$7,704	$7,759	$7,473	(2%)	$15,396	$15,232	(1%)
Corporate and Investment Banking	2,302	2,560	1,848	2,251	2,779	1,948	(24%)	4,862	4,727	(3%)
Global Wealth Management	1,915	1,765	1,718	1,843	1,872	1,852	5%	3,680	3,724	1%

Total North America (excluding Mexico)	11,995	11,943	11,342	11,798	12,410	11,273	(6%)	23,938	23,683	(1%)

Mexico
Global Consumer	853	842	906	1,007	960	1,055	25%	1,695	2,015	19%
Corporate and Investment Banking	204	137	199	230	159	170	24%	341	329	(4%)
Global Wealth Management	38	34	35	31	31	31	(9%)	72	62	(14%)

Total Mexico	1,095	1,013	1,140	1,268	1,150	1,256	24%	2,108	2,406	14%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,152	1,776	1,143	1,251	1,249	1,255	(29%)	2,928	2,504	(14%)
Corporate and Investment Banking	1,562	2,067	1,352	1,531	1,694	1,708	(17%)	3,629	3,402	(6%)
Global Wealth Management	80	72	68	71	71	71	(1%)	152	142	(7%)

Total EMEA	2,794	3,915	2,563	2,853	3,014	3,034	(23%)	6,709	6,048	(10%)

Japan
Global Consumer	815	812	822	841	821	827	2%	1,627	1,648	1%
Corporate and Investment Banking	227	204	226	160	180	187	(8%)	431	367	(15%)
Global Wealth Management	83	58	33	26	22	(15)	NM	141	7	(95%)

Total Japan	1,125	1,074	1,081	1,027	1,023	999	(7%)	2,199	2,022	(8%)

Asia (excluding Japan)
Global Consumer	824	944	998	1,046	1,072	1,116	18%	1,768	2,188	24%
Corporate and Investment Banking	857	770	823	958	915	761	(1%)	1,627	1,676	3%
Global Wealth Management	131	102	102	97	119	111	9%	233	230	(1%)

Total Asia	1,812	1,816	1,923	2,101	2,106	1,988	9%	3,628	4,094	13%

Latin America
Global Consumer	229	223	225	302	257	281	26%	452	538	19%
Corporate and Investment Banking	322	329	332	335	310	382	16%	651	692	6%
Global Wealth Management	58	56	54	59	58	50	(11%)	114	108	(5%)

Total Latin America	609	608	611	696	625	713	17%	1,217	1,338	10%

Alternative Investments	191	545	297	670	866	1,112	NM	736	1,978	NM
Corporate/Other	311	(59)	(219)	(303)	2	(206)	NM	252	(204)	NM

Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	(3%)	$40,787	$41,365	1%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues
Loan interest, including fees	$10,769	$10,794	$11,018	$11,215	$11,273	$11,486	6%	$21,563	$22,759	6%
Other interest and dividends	4,328	4,627	5,181	5,751	6,262	6,981	51%	8,955	13,243	48%
Insurance premiums	648	636	668	774	735	793	25%	1,284	1,528	19%
Commissions and fees	4,139	4,308	3,305	4,229	4,209	3,978	(8%)	8,447	8,187	(3%)
Principal transactions	1,311	1,062	400	943	2,215	844	(21%)	2,373	3,059	29%
Asset management and administration fees	1,389	1,325	1,353	1,458	1,508	1,491	13%	2,714	2,999	11%
Realized gains (losses) from sales of investments	129	218	303	183	243	455	NM	347	698	NM
Other revenue	1,683	2,856	2,383	2,253	2,175	2,809	(2%)	4,539	4,984	10%

Total revenues	24,396	25,826	24,611	26,806	28,620	28,837	12%	50,222	57,457	14%
Interest expense	4,464	4,971	5,873	6,696	7,424	8,668	74%	9,435	16,092	71%

Total revenues, net of interest expense	19,932	20,855	18,738	20,110	21,196	20,169	(3%)	40,787	41,365	1%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	227	223	206	228	217	212	(5%)	450	429	(5%)
Provision for loan losses	2,230	1,588	1,029	1,386	1,813	1,720	8%	3,818	3,533	(7%)
Provision for unfunded lending commitments	—	—	—	—	—	100	—	—	100	—

Total benefits, claims, and credit losses	2,457	1,811	1,235	1,614	2,030	2,032	12%	4,268	4,062	(5%)

Operating Expenses
Compensation and benefits	5,701	5,704	5,415	6,111	6,482	6,036	6%	11,405	12,518	10%
Net occupancy expense	1,055	1,215	1,229	1,292	1,242	1,272	5%	2,270	2,514	11%
Technology/communication expense	852	887	916	869	867	885	—	1,739	1,752	1%
Advertising and marketing expense	594	643	661	755	641	620	(4%)	1,237	1,261	2%
Other operating	1,974	9,723	1,958	2,228	2,172	2,159	(78%)	11,697	4,331	(63%)

Total operating expenses	10,176	18,172	10,179	11,255	11,404	10,972	(40%)	28,348	22,376	(21%)

Income from Continuing Operations before Income Taxes and Minority Interest	7,299	872	7,324	7,241	7,762	7,165	NM	8,171	14,927	83%
Provision (benefit) for income taxes	2,271	(83)	2,229	2,047	2,484	2,179	NM	2,188	4,663	NM
Minority interest, net of income taxes	64	39	69	46	163	255	NM	103	418	NM

Income from Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	NM	5,880	9,846	67%

Discontinued Operations(1)(2)
Income from Discontinued Operations	441	359	358	288	483	493		800	976
Provision for income taxes	132	131	76	115	157	151		263	308

Income from Discontinued Operations, net	309	228	282	173	326	342		537	668

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	NM	$6,417	$10,514	64%

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed on July 1, 2005.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005 (1)	June 30, 2005 vs. December 31, 2004 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,104	$26,462	$25,483	$23,556	$25,620	$28,942	23%
Deposits at interest with banks	23,104	24,710	23,407	23,889	28,568	31,322	31%
Federal funds sold and securities borrowed or purchased under agreements to resell	184,089	194,594	208,159	200,739	202,099	232,369	16%
Brokerage receivables	35,159	41,494	37,987	39,273	40,747	42,977	9%
Trading account assets	232,227	245,037	264,227	280,167	272,841	281,035	—
Investments	203,311	205,245	205,632	213,243	167,589	165,587	(22%	)
Loans, net of unearned income
Consumer	383,678	398,558	408,376	435,226	430,008	433,057	—
Corporate	100,438	112,859	112,309	113,603	117,651	123,987	9%

Loans, net of unearned income	484,116	511,417	520,685	548,829	547,659	557,044	1%
Allowance for credit losses	(12,506)	(12,715)	(12,034)	(11,269)	(10,894)	(10,418)	8%

Total loans, net	471,610	498,702	508,651	537,560	536,765	546,626	2%
Goodwill	28,549	30,215	30,809	31,992	32,076	32,235	1%
Intangible assets	13,953	14,525	16,192	15,271	15,572	13,894	(9%	)
Reinsurance recoverables	4,598	4,683	4,722	4,783	818	808	(83%	)
Separate and variable accounts	28,841	29,474	29,839	32,264	1,225	1,320	(96%	)
Other assets	69,046	81,427	81,446	81,364	70,893	76,305	(6%	)
Assets of discontinued operations held for sale	—	—	—	—	95,078	94,424	NM

Total assets	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,489,891	$1,547,844	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$30,078	$31,654	$30,785	$31,533	$32,840	$32,133	2%
Interest-bearing deposits in U.S. offices	151,124	153,237	156,802	161,113	166,141	166,004	3%
Non-interest-bearing deposits in offices outside the U.S.	25,730	27,182	27,420	28,379	29,930	31,281	10%
Interest-bearing deposits in offices outside the U.S.	292,257	312,327	319,444	341,056	339,963	343,156	1%

Total deposits	499,189	524,400	534,451	562,081	568,874	572,574	2%
Federal funds purchased and securities loaned or sold under agreements to repurchase	179,743	202,940	217,157	209,555	217,599	252,774	21%
Brokerage payables	37,271	42,524	41,986	50,208	52,088	53,600	7%
Trading account liabilities	127,076	132,247	137,078	135,487	120,511	133,807	(1%	)
Contractholder funds and separate and variable accounts	60,618	62,237	63,341	68,801	1,621	1,670	(98%	)
Insurance policy and claims reserves	17,871	18,007	18,416	19,177	4,994	5,034	(74%	)
Investment banking and brokerage borrowings	26,159	26,459	27,697	25,799	30,433	24,727	(4%	)
Short-term borrowings	40,705	40,917	35,506	30,968	32,271	38,257	24%
Long-term debt	178,588	189,071	198,713	207,910	207,935	211,346	2%
Other liabilities (2)	48,487	59,455	58,843	64,824	56,656	56,806	(12%	)
Liabilities of discontinued operations held for sale	—	—	—	—	86,373	84,212	NM

Total liabilities	1,215,707	1,298,257	1,333,188	1,374,810	1,379,355	1,434,807	4%

Stockholders' equity
Preferred Stock	1,125	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	55	—
Additional paid-in capital	18,407	18,519	18,685	18,851	19,884	20,177	7%
Retained earnings	96,659	95,707	98,930	102,154	105,269	108,026	6%
Treasury stock	(11,442)	(11,135)	(10,814)	(10,644)	(10,475)	(12,299)	(16%	)
Accumulated other changes in equity from nonowner sources	(122)	(3,338)	(2,424)	(304)	(1,681)	(1,030)	NM
Unearned compensation	(2,798)	(2,622)	(2,191)	(1,946)	(3,641)	(3,017)	(55%	)

Total stockholders' equity	101,884	98,311	103,366	109,291	110,536	113,037	3%

Total liabilities and stockholders' equity	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,489,891	$1,547,844	4%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million for the first, second, third and fourth quarters of 2004, respectively, and $600 and $700 million in the first and second quarters of 2005, respectively.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,598	$4,467	$4,602	$4,654	$4,576	$4,451	—	$9,065	$9,027	—
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	2%	2,615	2,482	(5%)

Adjusted Revenues, Net of Interest Expense(1)	5,923	5,757	5,852	5,868	5,742	5,767	0%	11,680	11,509	(1%)

Total Operating Expenses	1,938	1,964	2,053	2,134	2,077	2,089	6%	3,902	4,166	7%

Net Credit Losses{a}	1,229	1,083	892	936	915	797	(26%)	2,312	1,712	(26%)
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	2%	2,615	2,482	(5%)

Adjusted Net Credit Losses(1)	2,554	2,373	2,142	2,150	2,081	2,113	(11%)	4,927	4,194	(15%)
Specific and General Credit Reserve Build / (Release){a}	(1)	(68)	(246)	(429)	(5)	18	NM	(69)	13	NM

Total Provision for Loan Losses (Sum of {a})	1,228	1,015	646	507	910	815	(20%)	2,243	1,725	(23%)

Income Before Taxes and Minority Interest	1,432	1,488	1,903	2,013	1,589	1,547	4%	2,920	3,136	7%
Income Taxes and Minority Interest	452	476	636	572	503	480	1%	928	983	6%

Net Income	$980	$1,012	$1,267	$1,441	$1,086	$1,067	5%	$1,992	$2,153	8%

Average Assets (in billions of dollars)	$95	$94	$96	$96	$96	$91	(3%)	$95	$94	(1%)
Return on Assets	4.15%	4.33%	5.25%	5.97%	4.59%	4.70%		4.22%	4.62%
Return on Managed Assets	2.32%	2.42%	2.96%	3.26%	2.47%	2.46%		2.34%	2.49%
Average Risk Capital	$5,513	$5,439	$5,205	$5,300	$7,233	$7,613	40%	$5,476	$7,423	36%
Return on Risk Capital	71%	75%	97%	108%	61%	56%		73%	58%
Return on Invested Capital	24%	25%	31%	36%	25%	24%		24%	24%
KEY INDICATORS (in billions of dollars):
Net Credit Margin (in millions of dollars)(2)	$3,369	$3,384	$3,710	$3,718	$3,661	$3,654	8%	$6,753	$7,315	8%
% of Average Managed Loans	8.83%	8.94%	9.53%	9.22%	9.21%	9.31%		8.88%	9.25%
Managed Net Interest Revenue (in millions of dollars)(1)	$4,793	$4,556	$4,537	$4,467	$4,364	$4,245	(7%)	$9,349	$8,609	(8%)
% of Average Managed Loans	12.56%	12.03%	11.66%	11.07%	10.98%	10.81%		12.30%	10.89%
End of Period Managed Loans	$151.9	$154.4	$157.3	$165.7	$158.3	$158.0	2%
EOP Open Accounts (in millions)	144.5	149.9	149.8	150.0	149.7	148.6	(1%)
Purchase Sales(3)	$71.3	$78.6	$79.8	$86.4	$77.9	$86.8	10%	$149.9	$164.7	10%
Managed Average Yield	14.27%	13.87%	13.69%	13.53%	13.88%	14.07%
Average Managed Loans:
Securitized	$75.9	$75.6	$76.2	$83.7	$86.5	$87.7	16%	$75.8	$87.1	15%
Held for Sale	—	2.1	7.4	2.9	0.2	0.6	(71%)	1.1	0.4	(64%)
On Balance Sheet	63.1	59.2	55.5	56.8	56.6	51.0	(14%)	61.1	53.8	(12%)

North America Managed	139.0	136.9	139.1	143.4	143.3	139.3	2%	138.0	141.3	2%
International	14.5	15.4	15.7	17.1	17.9	18.2	18%	14.9	18.1	21%

Total Managed	$153.5	$152.3	$154.8	$160.5	$161.2	$157.5	3%	$152.9	$159.4	4%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,325	$1,244	$1,122	$1,174	$1,162	$1,307	5%	$2,569	$2,469	(4%)
Held for Sale	—	46	128	40	4	9	(80%)	46	13	(72%)
On Balance Sheet	1,089	958	731	801	779	669	(30%)	2,047	1,448	(29%)

North America Managed	2,414	2,248	1,981	2,015	1,945	1,985	(12%)	4,662	3,930	(16%)
International	140	125	161	135	136	128	2%	265	264	—

Total Managed	$2,554	$2,373	$2,142	$2,150	$2,081	$2,113	(11%)	$4,927	$4,194	(15%)

Coincident Managed Net Credit Loss Ratio	6.69%	6.27%	5.50%	5.33%	5.23%	5.38%
12 Month Lagged Managed Net Credit Loss Ratio	8.10%	7.66%	6.74%	5.94%	5.50%	5.57%
Loans 90+Days Past Due (in millions of dollars)	$3,152	$2,808	$2,842	$2,944	$2,753	$2,634	(6%)
% of EOP Managed Loans	2.08%	1.82%	1.81%	1.78%	1.74%	1.67%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are replaced by the contractual servicing and excess servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the Cards business.

(2)
Total Revenues, net of Interest Expense, less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(3)
Purchase Sales represents cutomers' purchased sales plus cash advances.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 1
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(1)	$3,859	$3,686	$3,815	$3,756	$3,740	$3,581	(3%)	$7,545	$7,321	(3%)
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	2%	2,615	2,482	(5%)

Adjusted Revenues, Net of Interest Expense(2)	5,184	4,976	5,065	4,970	4,906	4,897	(2%)	10,160	9,803	(4%)

Total Operating Expenses	1,533	1,518	1,616	1,649	1,590	1,607	6%	3,051	3,197	5%

Net Credit Losses(a)	1,089	958	731	801	779	669	(30%)	2,047	1,448	(29%)
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	1,316	2%	2,615	2,482	(5%)

Adjusted Net Credit Losses(2)	2,414	2,248	1,981	2,015	1,945	1,985	(12%)	4,662	3,930	(16%)
Specific and General Credit Reserve Build/(Release)(a)	—	(59)	(161)	(420)	—	21	NM	(59)	21	NM

Total Provision for Loan Losses (Sum of(a))	1,089	899	570	381	779	690	(23%)	1,988	1,469	(26%)

Income Before Taxes and Minority Interest	1,237	1,269	1,629	1,726	1,371	1,284	1%	2,506	2,655	6%
Income Taxes and Minority Interest	405	419	562	536	460	423	1%	824	883	7%

Net Income	$832	$850	$1,067	$1,190	$911	$861	1%	$1,682	$1,772	5%

Average Assets (in billions of dollars)	$80	$78	$79	$78	$76	$71	(9%)	$79	$74	(6%)
Return on Assets	4.18%	4.38%	5.37%	6.07%	4.86%	4.86%		4.28%	4.83%
Return on Managed Assets	2.17%	2.25%	2.77%	3.00%	2.34%	2.24%		2.18%	2.30%
KEY INDICATORS (in billions of dollars)
Net Credit Margin (NCM)(3)	$2,770	$2,728	$3,084	$2,955	$2,961	$2,912	7%	$5,498	$5,873	7%
NCM as a % of Average Managed Loans	8.02%	8.01%	8.82%	8.20%	8.38%	8.38%		8.01%	8.38%
EOP Open Accounts (in millions)	128.5	129.1	128.9	129.3	128.7	127.1	(2%)
Purchase Sales (4)	$60.2	$66.1	$66.7	$71.6	$63.9	$72.2	9%	$126.3	$136.1	8%
Average Managed Loans	$139.0	$136.9	$139.1	$143.4	$143.3	$139.3	2%	$138.0	$141.3	2%
Managed Average Yield	14.24%	13.83%	13.60%	13.39%	13.77%	14.01%
Adjusted Revenues, Net of Interest Expense(2):
U.S. and Canada	$4,978	$4,782	$4,837	$4,728	$4,637	$4,590	(4%)	$9,760	$9,227	(5%)
Mexico	206	194	228	242	269	307	58%	400	576	44%

Total	$5,184	$4,976	$5,065	$4,970	$4,906	$4,897	(2%)	$10,160	$9,803	(4%)

Net Income:
U.S. and Canada	$735	$762	$965	$1,100	$784	$736	(3%)	$1,497	$1,520	2%
Mexico	97	88	102	90	127	125	42%	185	252	36%

Total	$832	$850	$1,067	$1,190	$911	$861	1%	$1,682	$1,772	5%

(1)
The 2005 first quarter and 2005 second quarter includes releases of $129 million and $132 million from the allowance for credit losses related to loan receivables that have been securitized during the quarter.

(2)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 8.

(3)
Total Revenues, net of Interest Expense, less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(4)
Purchase Sales represents cutomers' purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Loans:
Bankcards	$112.1	$112.9	$115.2	$121.7	$115.8	$114.5	1%
Private Label	25.2	25.8	26.0	26.1	24.7	25.3	(2%)

Total	$137.3	$138.7	$141.2	$147.8	$140.5	$139.8	1%

Managed Net Interest Revenue (in millions of dollars):(1)
Bankcards	$3,108	$2,953	$2,904	$2,934	$2,844	$2,782	(6%)	$6,061	$5,626	(7%)
Private Label	1,230	1,140	1,163	1,035	1,030	970	(15%)	2,370	2,000	(16%)

Total	$4,338	$4,093	$4,067	$3,969	$3,874	$3,752	(8%)	$8,431	$7,626	(10%)

% of Average Managed Loans:
Bankcards	11.01%	10.65%	10.19%	9.93%	9.77%	9.76%
Private Label	19.46%	18.07%	17.98%	15.88%	16.51%	15.54%
Total	12.56%	12.03%	11.63%	11.01%	10.96%	10.80%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,864	$1,705	$1,523	$1,543	$1,514	$1,593	(7%)	$3,569	$3,107	(13%)
Private Label	550	543	458	472	431	392	(28%)	1,093	823	(25%)

Total	$2,414	$2,248	$1,981	$2,015	$1,945	$1,985	(12%)	$4,662	$3,930	(16%)

Coincident Managed Net Credit Loss Ratio:
Bankcards	6.60%	6.15%	5.34%	5.22%	5.20%	5.59%
Private Label	8.70%	8.61%	7.08%	7.24%	6.91%	6.28%
Total	6.99%	6.61%	5.66%	5.59%	5.50%	5.71%
12 Month Lagged Managed Net Credit Loss Ratio	8.43%	8.02%	6.93%	6.15%	5.68%	5.82%
Loans 90+Days Past Due (In millions of dollars):
Bankcards	$2,048	$1,817	$1,816	$1,919	$1,795	$1,698	(7%)
Private Label	843	748	777	748	684	672	(10%)

Total	$2,891	$2,565	$2,593	$2,667	$2,479	$2,370	(8%)

% of EOP Managed Loans:
Bankcards	1.83%	1.61%	1.58%	1.58%	1.55%	1.48%
Private Label	3.35%	2.90%	2.99%	2.87%	2.77%	2.66%
Total	2.10%	1.85%	1.84%	1.80%	1.76%	1.70%

(1)
The abbreviated income statement on page 9 is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 8.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense
EMEA	$295	$286	$281	$296	$294	$286	—	581	580	—
Japan	68	73	74	80	73	76	4%	141	149	6%
Asia (excluding Japan)	322	362	378	410	401	423	17%	684	824	20%
Latin America	54	60	54	112	68	85	42%	114	153	34%

Total Revenues, Net of Interest Expense	739	781	787	898	836	870	11%	1,520	1,706	12%
Total Operating Expenses	405	446	437	485	487	482	8%	851	969	14%
Net Credit Losses	140	125	161	135	136	128	2%	265	264	—
Specific and General Credit Reserve Build / (Release)	(1)	(9)	(85)	(9)	(5)	(3)	67%	(10)	(8)	20%

Total Provision for Loan Losses	139	116	76	126	131	125	8%	255	256	—
Income Before Taxes and Minority Interest	195	219	274	287	218	263	20%	414	481	16%
Income Taxes and Minority Interest	47	57	74	36	43	57	—	104	100	(4%)

Net Income	$148	$162	$200	$251	$175	$206	27%	$310	$381	23%

Average Assets (in billions of dollars)	$15	$16	$17	$18	$20	$20	25%	$16	$20	25%
Return on Assets	3.97%	4.07%	4.68%	5.55%	3.55%	4.13%		3.90%	3.84%
Net Income by Region:
EMEA	$38	$36	$36	$55	$32	$34	(6%)	74	66	(11%)
Japan	21	22	26	31	17	17	(23%)	43	34	(21%)
Asia (excluding Japan)	71	82	110	113	101	117	43%	153	218	42%
Latin America	18	22	28	52	25	38	73%	40	63	58%

Total	$148	$162	$200	$251	$175	$206	27%	$310	$381	23%

KEY INDICATORS (in billions of dollars)
Net Credit Margin (in millions of dollars)(1)	$599	$656	$626	$763	$700	$742	13%	$1,255	$1,442	15%
% of Average Loans	16.61%	17.13%	15.86%	17.75%	15.86%	16.35%		16.94%	16.07%
Net Interest Revenue (in millions of dollars)	$455	$463	$470	$498	$490	$493	6%	$918	$983	7%
% of Average Loans	12.62%	12.09%	11.91%	11.59%	11.10%	10.86%		12.39%	10.95%
Managed Average Yield	14.50%	14.14%	14.45%	14.69%	14.71%	14.48%
End of Period Loans	$14.6	$15.7	$16.1	$17.9	$17.8	$18.2	16%
EOP Open Accounts (in millions)	16.0	20.8	20.9	20.7	21.0	21.5	4%
Purchase Sales(2)	$11.1	$12.5	$13.1	$14.8	$14.0	$14.6	17%	$23.6	$28.6	21%
Average Loans:
EMEA	$5.5	$5.5	$5.4	$5.8	$6.1	$6.3	15%	$5.5	$6.2	13%
Japan	1.2	1.2	1.2	1.4	1.3	1.3	8%	1.2	1.3	8%
Asia (excluding Japan)	7.3	8.2	8.6	9.3	9.8	9.9	21%	7.8	9.9	27%
Latin America	0.5	0.5	0.5	0.6	0.7	0.7	40%	0.4	0.7	75%

Total	$14.5	$15.4	$15.7	$17.1	$17.9	$18.2	18%	$14.9	$18.1	21%

Coincident Net Credit Loss Ratio	3.85%	3.25%	4.09%	3.16%	3.08%	2.84%
12 Month Lagged Net Credit Loss Ratio	4.85%	4.24%	5.08%	3.89%	3.78%	3.33%
Loans 90+Days Past Due (in millions of dollars)	$261	$243	$249	$277	$274	$264	9%
% of EOP Loans	1.80%	1.55%	1.55%	1.55%	1.54%	1.45%

(1)
Total Revenues, net of Interest Expense, less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(2)
Purchase Sales represents cutomers' purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,688	$2,677	$2,631	$2,765	$2,750	$2,713	1%	$5,365	$5,463	2%
Total Operating Expenses	923	873	853	951	960	886	1%	1,796	1,846	3%
Net Credit Losses	870	857	832	872	797	784	(9%)	1,727	1,581	(8%)
Specific and General Credit Reserve Build / (Release)	1	(5)	(70)	—	(17)	1	NM	(4)	(16)	NM
Provision for Benefits & Claims	45	42	24	38	37	39	(7%)	87	76	(13%)

Total Provisions for Benefits, Claims and Loan Losses	916	894	786	910	817	824	(8%)	1,810	1,641	(9%)

Income Before Taxes	849	910	992	904	973	1,003	10%	1,759	1,976	12%
Income Taxes	282	316	349	320	344	357	13%	598	701	17%

Net Income	$567	$594	$643	$584	$629	$646	9%	$1,161	$1,275	10%

Average Assets (in billions of dollars)	$111	$110	$113	$117	$119	$117	6%	$111	$118	6%
Return on Assets	2.05%	2.17%	2.26%	1.99%	2.14%	2.21%		2.10%	2.18%
Average Risk Capital	$3,710	$3,798	$3,675	$3,704	$3,876	$3,855	2%	$3,754	$3,866	3%
Return on Risk Capital	61%	63%	70%	63%	66%	67%		62%	67%
Return on Invested Capital	22%	21%	23%	21%	23%	24%		21%	23%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$56.4	$56.7	$58.6	$61.2	$62.0	$60.9	7%	$56.6	$61.5	9%
Personal loans	24.5	24.4	24.6	25.7	25.7	25.6	5%	24.5	25.7	5%
Auto	11.4	11.5	11.6	11.8	11.8	12.0	4%	11.5	11.9	3%
Sales finance and other	5.8	5.2	5.1	5.4	5.4	5.2	—	5.4	5.2	(4%)

Total	$98.1	$97.8	$99.9	$104.1	$104.9	$103.7	6%	$98.0	$104.3	6%

Average Yield	13.14%	13.09%	12.83%	12.70%	12.76%	12.80%
Average Net Interest Margin	10.16%	10.19%	9.68%	9.81%	9.84%	9.71%
Net Credit Margin (NCM)(1)	$1,818	$1,820	$1,799	$1,893	$1,953	$1,929	6%	$3,638	$3,882	7%
NCM as a % of Average Loans	7.45%	7.48%	7.16%	7.23%	7.55%	7.46%		7.47%	7.51%
Net Credit Loss Ratio	3.57%	3.52%	3.31%	3.33%	3.08%	3.03%
Loans 90+ Days Past Due (in millions of dollars)	$2,127	$1,948	$1,938	$2,014	$1,875	$1,726	(11%)
% of EOP Loans	2.15%	1.96%	1.91%	1.90%	1.80%	1.70%
Number of Sales Points:
North America Branches	2,759	2,608	2,624	2,642	2,669	2,685	3%
International Branches	940	997	1,039	969	1,011	1,060	6%
Japan Automated Loan Machines	382	380	419	512	523	588	55%

Total	4,081	3,985	4,082	4,123	4,203	4,333	9%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,835	$1,806	$1,753	$1,850	$1,845	$1,795	(1%)	$3,641	$3,640	—
Total Operating Expenses	587	536	512	567	547	532	(1%)	1,123	1,079	(4%)
Net Credit Losses	529	515	487	534	486	467	(9%)	1,044	953	9%
Specific and General Credit Reserve Build / (Release)	1	(5)	(45)	—	(17)	—	100%	(4)	(17)	NM
Provision for Benefits & Claims	44	41	24	38	38	40	(2%)	85	78	(8%)

Total Provisions for Benefits, Claims and Loan Losses	574	551	466	572	507	507	(8%)	1,125	1,014	(10%)

Income Before Taxes	674	719	775	711	791	756	5%	1,393	1,547	11%
Income Taxes	230	262	281	266	291	279	6%	492	570	16%

Net Income	$444	$457	$494	$445	$500	$477	4%	$901	$977	8%

Average Assets (in billions of dollars)	$85	$85	$88	$91	$93	$92	8%	$85	$93	9%
Return on Assets	2.10%	2.16%	2.23%	1.95%	2.18%	2.08%		2.13%	2.12%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$49.6	$49.9	$51.4	$53.1	$53.7	$52.7	6%	$49.6	$53.2	7%
Personal loans	12.2	12.3	12.6	12.9	12.9	12.9	5%	12.3	12.9	5%
Auto	10.0	10.3	10.6	10.9	11.0	11.4	11%	10.2	11.2	10%
Sales finance and other	4.5	4.4	4.3	4.5	4.6	4.5	2%	4.5	4.6	2%

Total	$76.3	$76.9	$78.9	$81.4	$82.2	$81.5	6%	$76.6	$81.9	7%

Average Yield	11.93%	11.78%	11.50%	11.33%	11.42%	11.32%
Average Net Interest Margin	8.69%	8.52%	7.99%	8.19%	8.23%	8.00%
Net Credit Margin (NCM)(1)	$1,306	$1,291	$1,266	$1,316	$1,359	$1,328	3%	$2,597	$2,687	3%
NCM as a % of Average Loans	6.88%	6.75%	6.38%	6.43%	6.70%	6.54%		6.82%	6.62%
Net Credit Loss Ratio	2.79%	2.69%	2.46%	2.61%	2.40%	2.30%
Loans 90+ Days Past Due (in millions of dollars)	$1,589	$1,444	$1,479	$1,525	$1,399	$1,254	(13%)
% of EOP Loans	2.06%	1.84%	1.84%	1.84%	1.71%	1.57%
Number of Branches:
North America (excluding Mexico)	2,597	2,446	2,450	2,452	2,452	2,452	—
Mexico	162	162	174	190	217	233	44%

Total	2,759	2,608	2,624	2,642	2,669	2,685	3%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$853	$871	$878	$915	$905	$918	5%	$1,724	$1,823	6%
Total Operating Expenses	336	337	341	384	413	354	5%	673	767	14%
Net Credit Losses	341	342	345	338	311	317	(7%)	683	628	(8%)
Specific and General Credit Reserve Build / (Release)	—	—	(25)	—	—	1	—	—	1	—
Provision for Benefits & Claims	1	1	—	—	(1)	(1)	NM	2	(2)	NM

Total Provisions for Benefits, Claims and Loan Losses	342	343	320	338	310	317	(8%)	685	627	(8%)

Income Before Taxes	175	191	217	193	182	247	29%	366	429	17%
Income Taxes	52	54	68	54	53	78	44%	106	131	24%

Net Income	$123	$137	$149	$139	$129	$169	23%	$260	$298	15%

Average Assets (in billions of dollars)	$26	$25	$25	$26	$26	$25	—	$26	$25	(4%)
Return on Assets	1.90%	2.20%	2.37%	2.13%	2.01%	2.71%		2.01%	2.40%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.8	$6.8	$7.2	$8.1	$8.3	$8.2	21%	$7.0	$8.3	19%
Personal loans	12.3	12.1	12.0	12.8	12.8	12.7	5%	12.2	12.8	5%
Auto	1.4	1.2	1.0	0.9	0.8	0.6	(50%)	1.3	0.7	(46%)
Sales finance and other	1.3	0.8	0.8	0.9	0.8	0.7	(13%)	0.9	0.6	(33%)

Total	$21.8	$20.9	$21.0	$22.7	$22.7	$22.2	6%	$21.4	$22.4	5%

Average Yield	17.42%	17.88%	17.82%	17.64%	17.63%	18.23%
Average Net Interest Margin	15.35%	16.33%	16.02%	15.66%	15.70%	16.01%
Net Credit Margin (NCM)(1)	$512	$529	$533	$577	$594	$601	14%	$1,041	$1,195	15%
NCM as a % of Average Loans	9.45%	10.18%	10.10%	10.11%	10.61%	10.86%		9.78%	10.76%
Net Credit Loss Ratio	6.31%	6.57%	6.52%	5.92%	5.59%	5.73%
Loans 90+ Days Past Due (in millions of dollars)	$538	$504	$459	$489	$476	$472	(6%)
% of EOP Loans	2.47%	2.38%	2.17%	2.13%	2.13%	2.17%
Number of Sales Points:
Japan Branches	530	530	529	405	405	405	(24%)
Japan Automated Loan Machines	382	380	419	512	523	588	55%

Total Japan	912	910	948	917	928	993	9%
EMEA Branches	199	228	234	252	264	277	21%
Asia (excluding Japan) Branches	119	146	173	196	224	250	71%
Latin America Branches	92	93	103	116	118	128	38%

Total	1,322	1,377	1,458	1,481	1,534	1,648	20%

Japan:
Average Loans (in billions of dollars)	$11.9	$11.4	$10.8	$11.2	$10.9	$10.5	(8%)
Net Credit Loss Ratio	10.08%	10.45%	10.99%	10.36%	9.25%	9.68%
Net Income (in millions of dollars)	$81	$88	$95	$98	$122	$137	56%	$169	$259	53%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,381	$4,514	$4,661	$4,733	$5,011	$4,873	8%	$8,895	$9,884	11%
Total Operating Expenses	2,326	2,503	2,558	2,724	2,731	2,713	8%	4,829	5,444	13%
Net Credit Losses	205	207	219	276	218	221	7%	412	439	7%
Specific and General Credit Reserve Build / (Release)	(19)	(138)	(188)	(104)	(23)	14	NM	(157)	(9)	94%
Provision for Benefits & Claims	182	182	182	191	180	173	(5%)	364	353	(3%)

Total Provisions for Benefits, Claims and Loan Losses	368	251	213	363	375	408	63%	619	783	26%

Income Before Taxes and Minority Interest	1,687	1,760	1,890	1,646	1,905	1,752	—	3,447	3,657	6%
Income Taxes	504	554	605	459	584	497	(10%)	1,058	1,081	2%
Minority Interest, Net of Tax	15	14	14	14	12	14	—	29	26	(10%)

Net Income	$1,168	$1,192	$1,271	$1,173	$1,309	$1,241	4%	$2,360	$2,550	8%

Average Assets (in billions of dollars)	$243	$264	$279	$290	$298	$310	17%	$254	$304	20%
Return on Assets	1.93%	1.82%	1.81%	1.61%	1.78%	1.61%		1.87%	1.69%
Average Risk Capital	$13,144	$13,345	$13,931	$14,500	$15,241	$15,876	19%	$13,245	$15,559	17%
Return on Risk Capital	36%	36%	36%	32%	35%	31%		36%	33%
Return on Invested Capital	17%	17%	18%	16%	18%	16%		17%	16%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America	$112.2	$115.7	$116.9	$118.0	$120.6	$125.8	9%	$113.9	$123.1	8%
Bank Deposit Program Balances(1)	41.8	41.7	41.4	41.4	42.3	41.4	(1%)	41.8	41.9	—

Total North America	154.0	157.4	158.3	159.4	162.9	167.2	6%	155.7	165.0	6%
International	96.3	102.1	104.9	109.6	112.6	110.9	9%	99.2	111.8	13%

Total	$250.3	$259.5	$263.2	$269.0	$275.5	$278.1	7%	$254.9	$276.8	9%

Average Loans (in billions of dollars):
North America	$121.9	$127.8	$134.1	$143.3	$150.1	$160.2	25%	$124.9	$155.1	24%
North America—Liquidating	6.3	5.9	5.4	5.3	2.4	0.8	(86%)	6.1	1.6	(74%)
International	38.2	45.8	50.5	53.9	54.6	54.3	19%	42.0	54.5	30%

Total	$166.4	$179.5	$190.0	$202.5	$207.1	$215.3	20%	$173.0	$211.2	22%

Net Interest Revenue	$2,618	$2,692	$2,807	$2,916	$2,886	$2,968	10%	$5,310	$5,854	10%
Net Credit Loss Ratio—Consumer	0.49%	0.51%	0.47%	0.46%	0.46%	0.39%
Net Credit Loss Ratio—Commercial Business	0.51%	0.31%	0.43%	0.89%	0.28%	0.52%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$3,698	$3,576	$3,907	$4,094	$3,992	$3,818	7%
% of EOP Loans	2.86%	2.46%	2.53%	2.47%	2.30%	2.13%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,213	$1,173	$1,000	$735	$593	$495	(58%)
% of EOP Loans	3.11%	2.96%	2.55%	1.78%	1.56%	1.29%
EOP Accounts (in millions):
North America	30.8	31.2	32.6	32.6	32.4	34.2	10%
International	18.1	23.9	24.2	24.1	24.5	25.0	5%

Total	48.9	55.1	56.8	56.7	56.9	59.2	7%

Branches:
Citibanking North America	779	775	776	775	883	885	14%
Mexico	1,357	1,347	1,347	1,349	1,346	1,334	(1%)
International	868	1,110	1,118	1,129	1,144	1,196	8%

Total	3,004	3,232	3,241	3,253	3,373	3,415	6%

Investment AUM's (in billions):
North America	$91.7	$90.8	$92.4	$97.4	$97.2	$100.3	10%
International	55.4	59.8	63.1	67.4	68.5	69.9	17%

Total	$147.1	$150.6	$155.5	$164.8	$165.6	$170.2	13%

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Retail Distribution	$751	$777	$786	$751	$853	$767	(1%)	$1,528	$1,620	6%
Commercial Business	474	619	620	582	678	491	(21%)	1,093	1,169	7%
Prime Home Finance	442	312	414	339	492	503	61%	754	995	32%
Student Loans	149	149	151	163	132	176	18%	298	308	3%
Primerica Financial Services	531	529	532	549	551	540	2%	1,060	1,091	3%

Total North America, excluding Mexico	2,347	2,386	2,503	2,384	2,706	2,477	4%	4,733	5,183	10%
Mexico	606	608	635	722	647	705	16%	1,214	1,352	11%

Total Revenues, Net of Interest Expense	2,953	2,994	3,138	3,106	3,353	3,182	6%	5,947	6,535	10%
Total Operating Expenses	1,568	1,724	1,762	1,825	1,729	1,773	3%	3,292	3,502	6%
Net Credit Losses	72	71	64	113	54	91	28%	143	145	1%
Specific and General Credit Reserve Build / (Release)	(18)	(148)	(180)	(109)	(8)	(109)	26%	(166)	(117)	30%
Provision for Benefits & Claims	180	180	181	190	178	173	(4%)	360	351	(3%)

Total Provisions for Benefits, Claims and Loan Losses	234	103	65	194	224	155	50%	337	379	12%

Income Before Taxes and Minority Interest	1,151	1,167	1,311	1,087	1,400	1,254	7%	2,318	2,654	14%
Income Taxes	343	368	424	316	436	353	(4%)	711	789	11%
Minority Interest, Net of Tax	14	14	14	15	12	16	14%	28	28	—

Net Income	$794	$785	$873	$756	$952	$885	13%	$1,579	$1,837	16%

Net Income by Business:
Retail Distribution	$133	$125	$130	$127	$184	$114	(9%)	$258	$298	16%
Commercial Business	161	190	259	155	252	134	(29%)	351	386	10%
Prime Home Finance	183	147	157	108	189	204	39%	330	393	19%
Student Loans	58	56	55	58	52	62	11%	114	114	—
Primerica Financial Services	137	131	136	140	134	136	4%	268	270	—

Total North America, excluding Mexico	672	649	737	588	811	650	—	1,321	1,461	11%

Mexico	122	136	136	168	141	235	73%	258	376	46%

Total Net Income	$794	$785	$873	$756	$952	$885	13%	$1,579	$1,837	16%

KEY INDICATORS:
Net Interest Revenue	$1,740	$1,742	$1,817	$1,844	$1,814	$1,885	8%	$3,482	$3,699	6%
Net Credit Loss Ratio—Consumer	0.11%	0.18%	0.09%	0.13%	0.15%	0.14%
Net Credit Loss Ratio—Commercial Business	0.51%	0.30%	0.44%	0.86%	0.13%	0.52%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$2,163	$2,054	$2,473	$2,515	$2,469	$2,377	16%
% of EOP Loans	2.30%	2.03%	2.29%	2.18%	2.00%	1.83%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,135	$1,094	$957	$701	$560	$464	(58%)
% of EOP Loans	3.15%	3.23%	2.74%	1.93%	1.67%	1.37%

Reclassified to conform to the current period's presentation

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)
KEY INDICATORS (continued):
Retail Distribution—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$60.8	$63.0	$64.0	$63.9	$65.6	$66.4	5%
Time Deposits, CDs and Other	11.9	11.2	10.7	10.6	10.9	12.6	13%

Total Branch Deposits	72.7	74.2	74.7	74.5	76.5	79.0	6%
Smith Barney Bank Deposit Program(1)	41.8	41.7	41.4	41.4	42.3	41.4	(1%)

Total Deposits	$114.5	$115.9	$116.1	$115.9	$118.8	$120.4	4%

Investment AUMs (EOP)	$40.0	$40.1	$40.5	$42.6	$41.9	$42.6	6%
Average Loans	$7.1	$7.4	$7.6	$8.0	$8.3	$8.5	15%
Commercial Business—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$13.1	$13.3	$13.1	$13.5	$13.4	$15.3	15%
Time Deposits, CDs and Other	1.0	1.1	1.2	1.5	1.7	1.6	45%

Total Deposits	$14.1	$14.4	$14.3	$15.0	$15.1	$16.9	17%

Average Loans	$26.9	$26.6	$26.3	$26.8	$27.3	$30.5	15%
Average Loans—Liquidating	6.3	5.9	5.4	5.3	2.4	0.8	(86%)

Average Loans—Total(2)	$33.2	$32.5	$31.7	$32.1	$29.7	$31.3	(4%)

Prime Home Finance—Balances (in billions of dollars)
Average Loans	$60.2	$66.5	$72.2	$78.1	$82.4	$87.9	32%
Originations	$22.0	$29.2	$22.9	$25.0	$24.0	$30.8	5%
Third Party Mortgage Servicing Portfolio (EOP)	$174.5	$170.1	$297.5	$291.3	$288.8	$287.2	69%
Net Servicing & Gain/(Loss) on Sale	$107.1	$(84.0)	$25.8	$(48.5)	$82.3	$82.3	NM
Student Loans—Balances (in billions of dollars):
Average Loans(3)	$24.5	$24.5	$25.2	$25.9	$26.8	$27.3	11%
Originations	$2.2	$1.0	$2.6	$2.0	$2.5	$1.6	60%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$510.7	$522.0	$534.2	$545.4	$553.1	$562.7	8%
Loan Volumes (in millions of dollars) (4)	$749.3	$1,104.0	$961.0	$987.0	$972.8	$963.6	(13%)
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$927	$861	$768	$769	$903	$865	—
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$296	$263	$258	$278	$328	$271	3%
Investment AUMs (EOP)	$25.5	$25.7	$25.7	$27.9	$27.5	$28.0	9%
Mexico—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$12.3	$11.8	$12.0	$12.4	$12.9	$12.9	9%
Time Deposits, CDs and Other	9.0	9.6	9.2	9.5	10.0	10.3	7%

Total Deposits	$21.3	$21.4	$21.2	$21.9	$22.9	$23.2	8%

Investment AUMs (EOP)	$26.2	$25.0	$26.2	$26.9	$27.7	$29.7	19%
Average Loans	$6.3	$6.2	$6.2	$6.9	$7.3	$7.6	23%
North America Retail Banking (including Mexico, in billions of dollars)
Total Average Deposits	$154.0	$157.4	$158.3	$159.4	$162.9	$167.2	6%
Total Average Loans	$128.2	$133.7	$139.5	$148.6	$152.5	$161.0	20%
Total Investment Product Sales(5)	$5.5	$4.7	$4.7	$5.1	$6.2	$5.8	23%
Total Investment AUMs (EOP)	$91.7	$90.8	$92.4	$97.4	$97.1	$100.3	10%
Total EOP Accounts (in millions)	30.8	31.2	32.6	32.6	32.4	34.2	10%
Checking Accounts (in millions)	11.7	11.8	11.8	11.8	11.4	11.7	(1%)

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

(2)
In the 2004 second quarter, approximately $2.0 billion of operating leases were reclassified from loans to other assets.

(3)
Includes approximately $2 billion of Loans Held for Sale each quarter.

(4)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

(5)
Investment product sales include mutual funds, annuities, structured notes, brokerage activity and other investment products.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$685	$722	$687	$765	$766	$786	9%	$1,407	$1,552	10%
Japan	125	119	113	114	121	116	(3%)	244	237	(3%)
Asia (excluding Japan)	467	540	574	583	610	623	15%	1,007	1,233	22%
Latin America	151	139	149	165	161	166	19%	290	327	13%

Total Revenues, Net of Interest Expense	1,428	1,520	1,523	1,627	1,658	1,691	11%	2,948	3,349	14%
Total Operating Expenses	758	779	796	899	1,002	940	21%	1,537	1,942	26%
Net Credit Losses	133	136	155	163	164	130	(4%)	269	294	9%
Specific and General Credit Reserve Build / (Release)	(1)	10	(8)	5	(15)	123	NM	9	108	NM
Provision for Benefits & Claims	2	2	1	1	2	—	(100%)	4	2	(50%)

Total Provisions for Benefits, Claims and Loan Losses	134	148	148	169	151	253	71%	282	404	43%

Income Before Taxes and Minority Interest	536	593	579	559	505	498	(16%)	1,129	1,003	(11%)
Income Taxes and Minority Interest	162	186	181	142	148	142	(24%)	348	290	(17%)

Net Income	$374	$407	$398	$417	$357	$356	(13%)	$781	$713	(9%)

Net Income (loss) by Region:
EMEA	$132	$151	$90	$138	$94	$72	(52%)	$283	$166	(41%)
Japan	40	37	43	35	36	34	(8%)	77	70	(9%)
Asia (excluding Japan)	171	191	214	207	201	211	10%	362	412	14%
Latin America	31	28	51	37	26	39	39%	59	65	10%

Total	$374	$407	$398	$417	$357	$356	(13%)	$781	$713	(9%)

KEY INDICATORS:
Net Interest Revenue	$878	$950	$990	$1,072	$1,072	$1,083	14%	$1,828	$2,155	18%
Net Credit Loss Ratio—Consumer	1.48%	1.28%	1.33%	1.21%	1.20%	1.01%
Net Credit Loss Ratio—Commercial Business	0.45%	0.42%	0.33%	1.05%	1.38%	0.47%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$1,535	$1,522	$1,434	$1,579	$1,523	$1,441	(5%)
% of EOP Loans	4.35%	3.46%	3.08%	3.15%	3.05%	2.92%
Cash Basis Loans—Commercial Business (in millions of dollars)	$78	$79	$43	$34	$33	$31	(61%)
% of EOP Loans	2.60%	1.38%	0.99%	0.71%	0.73%	0.69%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 2

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$51.4	$54.7	$55.4	$58.2	$59.6	$58.1	6%
Time Deposits, CDs and Other	44.9	47.4	49.5	51.4	53.0	52.8	11%

Total Average Deposits	$96.3	$102.1	$104.9	$109.6	$112.6	$110.9	9%

Investment Sales	$10.2	$9.7	$8.8	$9.8	$11.3	$10.4	7%
Investment AUMs (EOP)	$55.4	$59.8	$63.1	$67.4	$68.5	$69.9	17%
Average Customer Deposits by Region (in billions of dollars):
EMEA	$23.9	$24.1	$23.9	$25.5	$26.0	$25.3	5%
Japan	22.6	21.7	21.6	21.9	21.8	21.1	(3%)
Asia (excluding Japan)	43.2	49.6	52.5	55.3	57.8	57.4	16%
Latin America	6.6	6.7	6.9	6.9	7.0	7.1	6%

Total	$96.3	$102.1	$104.9	$109.6	$112.6	$110.9	9%

Average Loans by Type (in billions of dollars):
Mortgages	$12.5	$16.4	$19.1	$20.2	$20.7	$20.9	27%
Auto	2.4	2.4	2.5	2.5	2.4	2.4	—
Personal	18.8	20.6	21.3	23.1	23.2	22.9	11%
Commercial Markets	3.0	4.7	5.3	5.0	4.5	4.5	(4%)
Other	1.5	1.7	2.3	3.1	3.8	3.6	NM

Total	$38.2	$45.8	$50.5	$53.9	$54.6	$54.3	19%

Average Loans by Region (in billions of dollars):
EMEA	$18.0	$18.1	$18.4	$19.5	$19.2	$18.7	3%
Japan	0.3	0.3	0.3	0.3	0.3	0.2	(33%)
Asia (excluding Japan)	19.0	26.6	31.0	33.3	34.3	34.6	30%
Latin America	0.9	0.8	0.8	0.8	0.8	0.8	—

Total	$38.2	$45.8	$50.5	$53.9	$54.6	$54.3	19%

EOP Accounts by Region (in billions of dollars):
EMEA	$7.9	$8.0	$8.1	$8.3	$8.4	$8.6	8%
Japan	2.2	2.2	2.1	2.1	2.1	2.1	(5%)
Asia (excluding Japan)	5.8	11.5	11.8	11.4	11.7	11.9	3%
Latin America	2.2	2.2	2.2	2.3	2.3	2.4	9%

Total	$18.1	$23.9	$24.2	$24.1	$24.5	$25.0	5%

Branches by Region:
EMEA	596	599	604	606	612	619	3%
Japan	25	25	25	25	25	25	—
Asia (excluding Japan)	106	341	342	347	354	394	16%
Latin America	141	145	147	151	153	158	9%

Total	868	1,110	1,118	1,129	1,144	1,196	8%

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
INCOME STATEMENT
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues:
Commissions and Fees	$586	$485	$460	$515	$601	$545	12%	$1,071	$1,146	7%
Asset Management and Administration Fees	610	630	624	677	696	701	11%	1,240	1,397	13%
Investment Banking	830	917	793	1,016	805	870	(5%)	1,747	1,675	(4%)
Principal Transactions	963	728	228	608	1,533	572	(21%)	1,691	2,105	24%
Other	257	1,016	472	321	253	446	(56%)	1,273	699	(45%)

Total Non-Interest Revenues	3,246	3,776	2,577	3,137	3,888	3,134	(17%)	7,022	7,022	—
Net Interest and Dividends	2,228	2,291	2,203	2,328	2,149	2,022	(12%)	4,519	4,171	(8%)

Total Revenues, Net of Interest Expense	5,474	6,067	4,780	5,465	6,037	5,156	(15%)	11,541	11,193	(3%)

Non-Interest Expenses:
Compensation and Benefits	1,905	1,959	1,657	2,139	2,227	1,894	(3%)	3,864	4,121	7%
Other Operating and Administrative Expenses	1,115	9,190	1,398	1,167	1,441	1,474	(84%)	10,305	2,915	(72%)

Total Non-Interest Expenses	3,020	11,149	3,055	3,306	3,668	3,368	(70%)	14,169	7,036	(50%)
Provision for Loan Losses	(60)	(347)	(405)	(163)	(56)	(114)	67%	(407)	(170)	58%
Provision for Unfunded Lending Commitments	—	—	—	—	—	100	—	—	100	—

Total Provision for Credit Losses	(60)	(347)	(405)	(163)	(56)	(14)	96%	(407)	(70)	83%

Income (Loss) Before Taxes and Minority Interest	2,514	(4,735)	2,130	2,322	2,425	1,802	NM	(2,221)	4,227	NM
Income Taxes (Benefits)	790	(1,950)	634	622	735	420	NM	(1,160)	1,155	NM
Minority Interest, Net of Tax	16	20	44	13	11	10	(50%)	36	21	(42%)

Net Income (Loss)	$1,708	$(2,805)	$1,452	$1,687	$1,679	$1,372	NM	$(1,097)	$3,051	NM

Pre-tax Profit Margin	45.9%	(78.0%)	44.6%	42.5%	40.2%	34.9%		(19.2%)	37.8%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)(2)	34.8%	35.7%	34.7%	39.1%	32.9%	36.7%		35.3%	34.6%
Non-Compensation Expenses as a Percent of Net Revenues(1)	20.4%	167.6%	29.2%	21.4%	23.9%	28.6%		94.0%	26.0%

(1)
The 2004 second quarter period excludes revenue of $584 million related to the gain on Samba.

(2)
The 2005 first quarter period excludes Expenses of $243 million related to the repositioning of certain CIB businesses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CIB REVENUE DETAILS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$203	$233	$204	$287	$256	$264	13%	$436	$520	19%
Equity Underwriting	302	253	205	348	269	254	—	555	523	(6%)
Debt Underwriting	498	544	557	588	500	514	(6%)	1,042	1,014	(3%)
Revenue Allocated to Private Client Segment:
Equity Underwriting	(115)	(63)	(60)	(78)	(95)	(74)	(17%)	(178)	(169)	5%
Debt Underwriting	(32)	(27)	(18)	(22)	(22)	(27)	—	(59)	(49)	17%

Total Investment Banking Revenue	856	940	888	1,123	908	931	(1%)	1,796	1,839	2%
Lending	439	522	504	521	510	543	4%	961	1,053	10%
Equity Markets	747	519	490	552	707	728	40%	1,266	1,435	13%
Fixed Income Markets	2,504	2,537	1,816	2,291	2,916	1,827	(28%)	5,041	4,743	(6%)
Other Capital Markets and Banking	(15)	(23)	35	(140)	(142)	(64)	NM	(38)	(206)	NM

Total Capital Markets and Banking Revenues(1)	4,531	4,495	3,733	4,347	4,899	3,965	(12%)	9,026	8,864	(2%)

Transaction Services	942	987	1,045	1,104	1,137	1,191	21%	1,929	2,328	21%
Other(2)	1	585	2	14	1	—	(100%)	586	1	(100%)

Total CIB Revenues	$5,474	$6,067	$4,780	$5,465	$6,037	$5,156	(15%)	$11,541	$11,193	(3%)

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,531	$4,495	$3,733	$4,347	$4,899	$3,965	(12%)	$9,026	$8,864	(2%)
Total Operating Expenses	2,354	2,537	2,344	2,724	2,859	2,585	2%	4,891	5,444	11%
Provision for Loan Losses	(26)	(276)	(335)	(140)	(46)	(116)	58%	(302)	(162)	46%
Provision for Unfunded Lending Commitments	—	—	—	—	—	96	—	—	96	—

Total Provision for Credit Losses	(26)	(276)	(335)	(140)	(46)	(20)	93%	(302)	(66)	78%

Income Before Taxes and Minority Interest	2,203	2,234	1,724	1,763	2,086	1,400	(37%)	4,437	3,486	(21%)
Income Taxes	711	713	522	494	637	347	(51%)	1,424	984	(31%)
Minority Interest, Net of Tax	15	19	43	12	10	10	(47%)	34	20	(41%)

Net Income	$1,477	$1,502	$1,159	$1,257	$1,439	$1,043	(31%)	$2,979	$2,482	(17%)

Average Risk Capital	$15,019	$17,470	$19,081	$19,094	$19,344	$19,694	13%	$16,245	$19,519	20%
Return on Risk Capital	40%	35%	24%	26%	30%	21%		37%	26%
Return on Invested Capital	31%	27%	19%	20%	23%	16%		29%	19%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$172,645	$120,179	$128,745	$118,261	$150,009	$143,436	19%	$292,824	$293,445	—
Global Market Share	10.1%	8.7%	9.6%	8.8%	8.9%	9.0%		9.5%	8.9%
Rank	1	1	1	1	1	1		1	1
U.S. Volume(1)	$121,893	$81,326	$97,944	$78,929	$93,165	$101,742	25%	$203,219	$194,907	(4%)
U.S. Market Share	12.4%	10.0%	11.6%	9.8%	10.3%	11.3%		11.3%	10.8%
Rank	1	1	1	1	1	1		1	1

(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$942	$987	$1,045	$1,104	$1,137	$1,191	21%	$1,929	$2,328	21%
Total Operating Expenses	659	693	712	782	803	780	13%	1,352	1,583	17%
Provision for Loan Losses	(34)	(71)	(70)	(23)	(13)	2	NM	(105)	(11)	90%
Provision for Unfunded Lending Commitments	—	—	—	—	—	4	—	—	4	—

Total Provision for Credit Losses	(34)	(71)	(70)	(23)	(13)	6	NM	(105)	(7)	93%

Income Before Taxes and Minority Interest	317	365	403	345	347	405	11%	682	752	10%
Income Taxes	82	103	117	83	102	117	14%	185	219	18%

Net Income	$235	$262	$286	$262	$245	$288	10%	$497	$533	7%

Average Risk Capital	$1,263	$1,340	$1,462	$1,454	$1,435	$1,403	5%	$1,302	$1,419	9%
Return on Risk Capital	75%	79%	78%	72%	69%	82%		77%	76%
Return on Invested Capital	47%	48%	47%	43%	40%	46%		47%	43%
Revenue Details:
Cash Management	$522	$558	$618	$647	$658	$694	24%	$1,080	$1,352	25%
Securities Services	279	286	277	307	336	348	22%	565	684	21%
Trade	141	143	150	150	143	149	4%	284	292	3%

Total Revenues, Net of Interest Expense	$942	$987	$1,045	$1,104	$1,137	$1,191	21%	$1,929	$2,328	21%

Liability Balances (Average in billions)	$111	$113	$121	$138	$139	$141	25%
Assets Under Custody (EOP in trillions)	$6.6	$7.0	$7.3	$7.9	$8.0	$8.0	14%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$851	$854	$854	$874	$911	$956	12%	$1,705	$1,867	10%
Commissions and Other Transactional Revenue	881	728	674	769	758	691	(5%)	1,609	1,449	(10%)

Total Revenues, Net of Interest Expense	1,732	1,582	1,528	1,643	1,669	1,647	4%	3,314	3,316	—

Total Operating Expenses	1,320	1,235	1,204	1,257	1,351	1,252	1%	2,555	2,603	2%
Provision for Loan Losses	—	—	—	—	—	4	—	—	4	—

Income Before Taxes	412	347	324	386	318	391	13%	759	709	(7%)
Income Taxes	160	136	126	156	121	152	12%	296	273	(8%)

Net Income	$252	$211	$198	$230	$197	$239	13%	$463	$436	(6%)

Pretax Profit Margin	24%	22%	21%	23%	19%	24%		23%	21%
Average Risk Capital	$1,288	$1,290	$1,110	$935	$876	$927	(28%)	$1,289	$902	(30%)
Return on Risk Capital	79%	66%	71%	98%	91%	103%		72%	97%
Return on Invested Capital	60%	50%	52%	69%	63%	73%		55%	68%
Financial Consultants	12,037	12,094	12,096	12,138	12,189	12,150	—
Annualized Revenue per FC (000)	$576	$529	$501	$538	$556	$538	2%
Branch offices	528	526	526	524	522	518	(2%)
Assets (in billions of dollars):
Total Client Assets	$925	$924	$920	$978	$969	$987	7%
Net Client Asset Flows	$6	$5	$3	$10	$13	$5	—
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$144	$146	$145	$156	$155	$159	9%
Financial Consultant Managed Accounts	76	76	76	84	84	86	13%

Total Smith Barney	$220	$222	$221	$240	$239	$245	10%

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$573	$505	$482	$484	$504	$453	(10%)	$1,078	$957	(11%)
Total Operating Expenses(1)	339	286	292	733	339	334	17%	625	673	8%
Provision for Loan Losses	4	(1)	(7)	(1)	(16)	(4)	NM	3	(20)	NM

Income (Loss) Before Taxes	230	220	197	(248)	181	123	(44%)	450	304	(32%)
Income Taxes (Benefits)	71	68	61	(119)	59	40	(41%)	139	99	(29%)

Net Income (Loss)(1)	$159	$152	$136	$(129)	$122	$83	(45%)	$311	$205	(34%)

Pretax Profit Margin	40%	44%	41%	(51%)	36%	27%		42%	32%
Average Risk Capital	$688	$727	$761	$828	$1,117	$1,165	60%	$708	$1,141	61%
Return on Risk Capital	93%	84%	71%	(62%)	44%	29%		88%	36%
Return on Invested Capital	91%	82%	69%	(63%)	42%	26%		86%	34%
Client Business Volumes (in billions of dollars):
Client Assets Under Fee-Based Management	$44	$44	$49	$52	$52	$52	18%
Banking and Fiduciary Deposits	45	46	47	49	46	46	—
Investment Finance	38	40	41	42	42	43	8%
Other, Principally Custody Accounts	75	73	75	81	81	79	8%

Total Client Business Volumes	$202	$203	$212	$224	$221	$220	8%

Revenues:
Recurring Fee-Based and Net Interest Revenues(2)	$396	$375	$391	$394	$401	$352	(6%)	$771	$753	(2%)
Transactional Revenues	177	130	91	90	103	101	(22%)	307	204	(34%)

Total Revenues	$573	$505	$482	$484	$504	$453	(10%)	$1,078	$957	(11%)

North America	$221	$217	$225	$231	$234	$236	9%	$438	$470	7%
International	352	288	257	253	270	217	(25%)	640	487	(24%)

	$573	$505	$482	$484	$504	$453	(10%)	$1,078	$957	(11%)

Net Credit Loss Ratio	0.04%	(0.01%)	(0.08%)	(0.01%)	(0.05%)	(0.05%)

(1)
The 2004 fourth quarter includes a $244 million after-tax ($400 million pretax) charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(2)
Includes treasury revenue, which was previously disclosed separately.

NM Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$191	$545	$297	$670	$866	$1,112	NM	$736	$1,978	NM
Total Operating Expenses	87	123	112	140	105	159	29%	210	264	26%
Provision for Loan Losses	1	(1)	—	—	—	—	100%	—	—	—

Income Before Taxes and Minority Interest	103	423	185	530	761	953	NM	526	1,714	NM
Income Taxes	34	138	58	168	267	334	NM	172	601	NM
Minority Interest, Net of Tax	36	7	10	22	132	234	NM	43	366	NM

Net Income	$33	$278	$117	$340	$362	$385	38%	$311	$747	NM

Assets (in billions)	$8.6	$8.4	$8.4	$8.9	$9.7	$10.9	30%
Average Risk Capital (in billions)	$3.6	$3.7	$3.6	$3.7	$4.1	$4.3	16%	$3.7	$4.2	14%
Return on Risk Capital	4%	30%	13%	36%	36%	36%		17%	36%
Return on Invested Capital	2%	29%	11%	34%	34%	34%		15%	34%
Total Revenues, Net of Interest Expense (by Business):
Client	$60	$58	$68	$87	$62	$83	43%	$118	$145	23%
Proprietary Investment Activities:										—
Private Equity	76	460	225	563	752	982	NM	536	1,734	NM
Hedge Funds	50	(30)	(15)	7	30	(47)	(57%)	20	(17)	NM
Other	5	57	19	13	22	94	65%	62	116	87%

Total Proprietary Investment Activities	131	487	229	583	804	1,029	NM	618	1,833	NM

Total	$191	$545	$297	$670	$866	$1,112	NM	$736	$1,978	NM

Total Revenues, Net of Interest Expense (by Type):
Client	$60	$58	$68	$87	$62	$83	43%	$118	$145	23%
Proprietary Investment Activities:										—
Fees/Dividends/Interest	38	92	50	89	81	86	(7%)	130	167	28%
Realized & Unrealized Gains (including Public Mark-to-Market)	60	364	148	467	706	943	NM	424	1,649	NM
Other	33	31	31	27	17	—	(100%)	64	17	(73%)

Total Proprietary Investment Activities	131	487	229	583	804	1,029	NM	618	1,833	NM

Total	$191	$545	$297	$670	$866	$1,112	NM	$736	$1,978	NM

Capital Under Management (in billions):
Client	$21.8	$19.7	$20.2	$20.4	$20.2	$21.7	10%
Proprietary Investment Activities	7.3	7.4	7.6	8.1	8.8	9.6	30%

Capital Under Management	$29.1	$27.1	$27.8	$28.5	$29.0	$31.3	15%

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM Not meaningful

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL INFORMATION
DISCONTINUED OPERATIONS(1)(2)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Life Insurance & Annuities Business:
Total Revenues, Net of Interest Expense	$1,206	$1,107	$1,434	$1,425	$1,362	$1,380	25%	$2,313	$2,742	19%
Total Operating Expenses	222	220	289	281	273	274	25%	442	547	24%
Provision for Benefits and Claims	649	627	853	788	692	712	14%	1,276	1,404	10%

Income Before Taxes	335	260	292	356	397	394	52%	595	791	33%
Income Taxes	86	96	47	113	124	114	19%	182	238	31%

Net Income	$249	$164	$245	$243	$273	$280	71%	$413	$553	34%

Asset Management Business:
Total Revenues, Net of Interest Expense	$350	$340	$342	$351	$337	$323	(5%)	$690	$660	(4%)
Total Operating Expenses	244	241	276	419	251	224	(7%)	485	475	(2%)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—

Income Before Taxes and Minority Interest	106	99	66	(68)	86	99	—	205	185	(10%)
Income Taxes	41	36	29	(3)	32	38	6%	77	70	(9%)
Minority Interest, Net of Tax	5	(1)	—	5	1	(1)	—	4	—	(100%)

Net Income	$60	$64	$37	$(70)	$53	$62	(3%)	$124	$115	(7%)

Total Discontinued Operations:
Total Revenues, Net of Interest Expense	$1,556	$1,447	$1,776	$1,776	$1,699	$1,703	18%	$3,003	$3,402	13%
Total Operating Expenses	466	461	565	700	524	498	8%	927	1,022	10%
Provision for Benefits and Claims	649	627	853	788	692	712	14%	1,276	1,404	10%

Income Before Taxes and Minority Interest	441	359	358	288	483	493	37%	800	976	22%
Income Taxes	127	132	76	110	156	152	15%	259	308	19%
Minority Interest, Net of Tax	5	(1)	—	5	1	(1)	—	4	—	(100%)

Net Income	$309	$228	$282	$173	$326	$342	50%	$537	$668	24%

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed on July 1, 2005.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

Citigroup Segment Balance Sheet(1)
June 30, 2005
(In millions of dollars)

	Global Consumer	Corporate and Investment Banking	Global Wealth Management	Alternative Investments	Corporate/Other & Consolidating Eliminations	Discontinued Operations from LIA Sale	Discontinued Operations from AM Sale	Total Citigroup Consolidated (GAAP)
Assets:
Cash and due from banks	$10,769	$15,898	$181	$6	$2,088	$—	$—	$28,942
Deposits at interest with banks	5,726	25,055	495	43	3	—	—	31,322
Federal funds sold and securities borrowed or purchased under agreements to resell	2,524	229,491	354	—	—	—	—	232,369
Brokerage receivables	4	28,426	14,547	—	—	—	—	42,977
Trading account assets	2,642	277,564	638	—	191	—	—	281,035
Investments	49,191	93,871	716	10,026	11,783	—	—	165,587
Consumer loans	391,304	—	41,753	—	—	—	—	433,057
Corporate loans	—	123,865	—	102	20	—	—	123,987

Loans, net of unearned income	391,304	123,865	41,753	102	20	—	—	557,044
Allowance for credit losses	(7,632)	(2,704)	(82)	—	—	—	—	(10,418)

Total loans, net	383,672	121,161	41,671	102	20	—	—	546,626
Goodwill	25,588	5,877	378	—	392	—	—	32,235
Intangible assets	13,351	282	—	—	261	—	—	13,894
Reinsurance receivables	808	—	—	—	—	—	—	808
Separate and variable accounts	1,320	—	—	—	—	—	—	1,320
Other	36,451	27,243	4,059	716	7,836	—	—	76,305
Assets of discontinued operations held for sale	—	—	—	—	—	93,227	1,197	94,424

Total identifiable assets	$532,046	$824,868	$63,039	$10,893	$22,574	$93,227	$1,197	$1,547,844

Liabilities and Equity:
Total deposits	$235,905	$246,038	$90,593	$—	$38	$—	$—	$572,574
Federal funds purchased and securities loaned or sold under agreements to repurchase	8,358	242,354	2,062	—	—	—	—	252,774
Brokerage payables	—	49,771	3,829	—	—	—	—	53,600
Trading account liabilities	121	133,115	444	60	67	—	—	133,807
Contractholder funds and separate and variable accounts	1,670	—	—	—	—	—	—	1,670
Insurance policy and claims reserve	4,876	—	—	—	158	—	—	5,034
Investment banking and brokerage borrowings	—	24,727	—	—	—	—	—	24,727
Short-term borrowings	2,130	17,251	1,238	—	17,638	—	—	38,257
Long-term debt	44,853	59,718	—	—	106,775	—	—	211,346
Other liabilities	23,177	29,180	1,795	2,568	86	—	—	56,806
Liabilities of discontinued operations held for sale	—	—	—	—	—	83,813	399	84,212
Net intersegment funding/(lending)	210,956	22,714	(36,922)	8,265	(215,225)	9,414	798	—
Stockholders' equity	—	—	—	—	113,037	—	—	113,037

Total liabilities and equity allocation to businesses	$532,046	$824,868	$63,039	$10,893	$22,574	$93,227	$1,197	$1,547,844

Average Risk Capital for the Three Months Ended June 30, 2005:
Average Risk Capital(1)(2)(3)	$27,344	$21,097	$2,092	$4,315	$(1,626)			$53,222

NOTE—The above supplemental information reflects the Company's consolidated period ending GAAP balance sheet broken out by reporting segment. The respective segment information closely depicts the assets and liabilities managed by each segment. While this presentation is not defined by GAAP (generally accepted accounting principles), the Company believes that these non-GAAP financial measures enhance investors understanding of the balance sheet components managed by the underlying business segments as well as the beneficial interrelationship of the asset and liability dynamics of the balance sheet components among the Company's business segments. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance. The table above provides the supplemental information and the corresponding GAAP financial measure at June 30, 2005.

This Segment Balance Sheet closely depicts the assets and liabilities managed by each of the respective business segments. The reported balances have been derived from the core financial reporting processes managed by the respective segment's finance organization. Adjustments have been made, where they are significant, to balances managed by one segment's financial infrastructure on behalf of another segment's customer base.

(1)
Preliminary

(2)
Risk Capital provides a better understanding of the capital resources employed in each segment. Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events and is the denominator used in calculating Return on Risk Capital on page 29 of the supplement. Management believes Return on Risk Capital is useful to make incremental decisions and serves as a key metric for organic growth initiatives. Return on Risk Capital is a non-GAAP performance measure.

(3)
Total average risk capital is from continuing operations.

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital($M)			Return on Risk Capital			Return on Investment Capital
	Second Quarter 2004	First Quarter 2005	Second Quarter 2005	Second Quarter 2004	First Quarter 2005	Second Quarter 2005	Second Quarter 2004	First Quarter 2005	Second Quarter 2005
Global Consumer:
Cards	$5,439	$7,233	$7,613	75%	61%	56%	25%	25%	24%
Consumer Finance	3,798	3,876	3,855	63%	66%	67%	21%	23%	24%
Retail Banking	13,345	15,241	15,876	36%	35%	31%	17%	18%	16%
Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	22,582	26,350	27,344	55%	44%	42%	22%	20%	19%

Corporate and Investment Banking:
Capital Markets and Banking	17,470	19,344	19,694	35%	30%	21%	27%	23%	16%
Transaction Services	1,340	1,435	1,403	79%	69%	82%	48%	40%	46%
Other	—	—	—	—	—	—	—	—	—

Total Corporate and Investment Banking	18,810	20,779	21,097	(60%)	33%	26%	(48%)	24%	19%

Global Wealth Management:
Smith Barney	1,290	876	927	66%	91%	103%	50%	63%	73%
Private Bank	727	1,117	1,165	84%	44%	29%	82%	42%	26%

Total Global Wealth Management	2,017	1,993	2,092	72%	65%	62%	60%	53%	51%

Alternative Investments	3,678	4,089	4,315	30%	36%	36%	29%	34%	34%
Corporate/Other(2)	(1,205)	(1,681)	(1,626)	NM	NM	NM	NM	NM	NM

Total Citigroup—Risk Capital (Continuing Operations)(2)(3)	$45,882	$51,530	$53,222	8%	40%	36%

Total Citigroup—Return on Invested Capital (Net Income)(2)(4)							5%	20%	19%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis. See Notes 4 and 5 on page 2.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Averege Loans
	2Q04	1Q05	2Q05	2Q05	2Q04	1Q05	2Q05	2Q05
PRODUCT VIEW:
Cards	$2,808	$2,753	$2,634	$158.0	$2,373	$2,081	$2,113	$157.5
Ratio	1.82%	1.74%	1.67%		6.27%	5.23%	5.38%
North America Cards	2,565	2,479	2,370	139.8	2,248	1,945	1,985	139.3
Ratio	1.85%	1.76%	1.70%		6.61%	5.50%	5.71%
International Cards	243	274	264	18.2	125	136	128	18.2
Ratio	1.55%	1.54%	1.45%		3.25%	3.08%	2.84%
Consumer Finance	1,948	1,875	1,726	101.6	857	797	784	103.7
Ratio	1.96%	1.80%	1.70%		3.52%	3.08%	3.03%
North America Consumer Finance	1,444	1,399	1,254	79.9	515	486	467	81.5
Ratio	1.84%	1.71%	1.57%		2.69%	2.40%	2.30%
International Consumer Finance	504	476	472	21.7	342	311	317	22.2
Ratio	2.38%	2.13%	2.17%		6.57%	5.59%	5.73%
Retail Banking (excluding Commercial Markets)	3,576	3,992	3,818	179.0	176	192	170	175.7
Ratio	2.46%	2.30%	2.13%		0.51%	0.46%	0.39%
North America Retail Banking	2,054	2,469	2,377	129.6	45	43	45	125.9
Ratio	2.03%	2.00%	1.83%		0.18%	0.15%	0.14%
International Retail Banking	1,522	1,523	1,441	49.4	131	149	125	49.8
Ratio	3.46%	3.05%	2.92%		1.28%	1.20%	1.01%
Private Bank	146	125	113	40.1	—	(5)	(5)	39.1
Ratio	0.39%	0.32%	0.28%		(0.01%)	(0.05%)	(0.05%)
Other Consumer Loans	—	—	—	1.7	—	—	—	1.2

Managed Loans (Excluding Commercial Markets)(2)	$8,478	$8,745	$8,291	$480.4	$3,406	$3,065	$3,062	$477.2
Ratio	1.94%	1.84%	1.73%		3.21%	2.62%	2.57%
Securitized Receivables (all in North America Cards)	(1,222)	(1,296)	(1,231)	(89.6)	(1,244)	(1,162)	(1,307)	(87.7)
Loans Held-for-Sale	(133)	(10)	—	—	(46)	(4)	(9)	(0.6)

On-Balance Sheet Loans (Excluding Commercial Markets)	$7,123	$7,439	$7,060	$390.8	$2,116	$1,899	$1,746	$388.9
Ratio	2.01%	1.92%	1.81%		2.44%	1.98%	1.80%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,173	$593	$495	38.3	$31	$26	$51	39.6
Ratio	2.96%	1.56%	1.29%		0.31%	0.28%	0.52%
Total Consumer Loans(2)(3)				$429.1				$428.5
REGIONAL VIEW (Excluding Commercial Markets)
	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Averege Loans
	2Q04	1Q05	2Q05	2Q05	2Q04	1Q05	2Q05	2Q05
North America (excluding Mexico)	$5,758	$5,957	$5,542	$365.9	$2,763	$2,428	$2,441	$362.1
Ratio	1.73%	1.65%	1.51%		3.42%	2.74%	2.71%
Mexico	380	436	482	9.8	45	47	52	9.6
Ratio	5.07%	4.70%	4.93%		2.35%	2.07%	2.16%
Europe, Middle East and Africa	1,720	1,732	1,647	37.2	204	227	235	37.8
Ratio	5.02%	4.50%	4.43%		2.40%	2.39%	2.49%
Japan	340	276	273	13.7	303	257	261	14.4
Ratio	2.02%	1.86%	1.99%		7.26%	6.68%	7.24%
Asia (excluding Japan)	248	316	318	50.3	88	101	93	49.9
Ratio	0.57%	0.64%	0.63%		0.88%	0.82%	0.75%
Latin America	32	28	29	3.5	3	5	(20)	3.4
Ratio	1.11%	0.85%	0.84%		0.42%	0.59%	(2.33%)

Managed Loans (Excluding Commercial Markets)(2)	$8,478	$8,745	$8,291	$480.4	$3,406	$3,065	$3,062	$477.2
Ratio	1.94%	1.84%	1.73%		3.21%	2.62%	2.57%
Securitized Receivables (all in North America Cards)	(1,222)	(1,296)	(1,231)	(89.6)	(1,244)	(1,162)	(1,307)	(87.7)
Loans Held-for-Sale	(133)	(10)	—	—	(46)	(4)	(9)	(0.6)

On-Balance Sheet Loans (Excluding Commercial Markets)	$7,123	$7,439	$7,060	$390.8	$2,116	$1,899	$1,746	$388.9
Ratio	2.01%	1.92%	1.81%		2.44%	1.98%	1.80%

(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$12,643	$12,506	$12,715	$12,034	$11,269	$10,894		$12,643	$11,269

Gross Credit (Losses)	(3,012)	(2,660)	(2,574)	(2,627)	(2,451)	(2,452)	8%	(5,672)	(4,903)	14%
Gross Recoveries	527	535	660	550	549	674	26%	1,062	1,223	15%

Net Credit (Losses)/Recoveries (NCL's)	(2,485)	(2,125)	(1,914)	(2,077)	(1,902)	(1,778)	16%	(4,610)	(3,680)	20%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,343	2,078	1,665	1,919	1,797	1,608	(23%)	4,421	3,405	(23%)
General Reserve Releases	(171)	(541)	(752)	(618)	(20)	(60)	89%	(712)	(80)	89%
General Reserve Builds	—	—	66	12	—	133	—	—	133	—
Specific Reserve Builds	58	51	50	73	36	39	(24%)	109	75	(31%)

Provision for Loan Losses	2,230	1,588	1,029	1,386	1,813	1,720	8%	3,818	3,533	(7%)
Other(1)	118	746	204	(74)	(286)	(418)		864	(704)	NM

Allowance for Credit Losses at End of Period	$12,506	$12,715	$12,034	$11,269	$10,894	$10,418		$12,715	$10,418

Corporate Allowance for Unfunded Lending Commitments(2)	$600	$600	$600	$600	$600	$700		$600	$700

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$13,106	$13,315	$12,634	$11,869	$11,494	$11,118		$13,315	$11,118

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.71%	2.60%	2.43%	2.16%	2.10%	2.00%

(1)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

•
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

•
For the 2004 second quarter, the addition of $715 million of credit loss reserves from the acquisition of KorAm Bank.

•
For the 2004 first quarter, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

(2)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$9,088	$9,218	$9,316	$8,894	$8,379	$8,060		$9,088	$8,379

Gross Credit (Losses)	(2,746)	(2,572)	(2,390)	(2,533)	(2,379)	(2,341)	9%	(5,318)	(4,720)	11%
Gross Recoveries	439	425	455	451	454	544	28%	864	998	16%

Net Credit (Losses)/Recoveries (NCL's)	(2,307)	(2,147)	(1,935)	(2,082)	(1,925)	(1,797)	16%	(4,454)	(3,722)	16%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,307	2,126	1,863	1,984	1,884	1,755	(17%)	4,433	3,639	(18%)
General Reserve Releases	(21)	(191)	(502)	(468)	(20)	(60)	69%	(212)	(80)	62%
General Reserve Builds	—	—	66	12	—	133	—	—	133	—
Specific Reserve Builds	4	—	4	21	5	7	—	4	12	NM

Provision for Loan Losses	2,290	1,935	1,431	1,549	1,869	1,835	(5%)	4,225	3,704	(12%)
Other (2)	147	310	82	18	(263)	(384)		457	(647)	NM

Allowance for Credit Losses at End of Period	$9,218	$9,316	$8,894	$8,379	$8,060	$7,714		$9,316	$7,714

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	2.45%	2.22%	1.93%	1.97%	1.83%	1.68%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	2.40%	2.34%	2.18%	1.93%	1.87%	1.78%

(1)
Includes Commercial Business loans and loans made to Private Bank clients.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

•
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

•
For the 2004 second quarter, the addition of $274 million of credit loss reserves from the acquisition of KorAm Bank.

•
For the 2004 first quarter, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	2Q 2005 vs. 2Q 2004 Increase/ (Decrease)	Six Months 2004	Six Months 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$3,555	$3,288	$3,399	$3,140	$2,890	$2,834		$3,555	$2,890

Gross Credit (Losses)	(266)	(88)	(184)	(94)	(72)	(111)	(26%)	(354)	(183)	48%
Gross Recoveries	88	110	205	99	95	130	18%	198	225	14%

Net Credit (Losses)/Recoveries (NCL's)	(178)	22	21	5	23	19	(14%)	(156)	42	NM

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	36	(48)	(198)	(65)	(87)	(147)	NM	(12)	(234)	NM
General Reserve Releases	(150)	(350)	(250)	(150)	—	—	100%	(500)	—	100%
General Reserve Builds	—	—	—	—	—	—	—	—	—	—
Specific Reserve Builds	54	51	46	52	31	32	(37%)	105	63	(40%)

Provision for Loan Losses	(60)	(347)	(402)	(163)	(56)	(115)	67%	(407)	(171)	58%
Other (2)	(29)	436	122	(92)	(23)	(34)		407	(57)	NM

Allowance for Credit Losses at End of Period	$3,288	$3,399	$3,140	$2,890	$2,834	$2,704		$3,399	$2,704

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	0.73%	NM	NM	NM	NM	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	3.27%	3.01%	2.80%	2.54%	2.41%	2.18%
Corporate Allowance for Unfunded Lending Commitments(3)	$600	$600	$600	$600	$600	$700		$600	$700

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,888	$3,999	$3,740	$3,490	$3,434	$3,404		$3,999	$3,404

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	3.87%	3.54%	3.33%	3.07%	2.92%	2.75%

(1)
Includes Loans related to the Corporate / Other segment.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•
The 2004 second quarter includes the addition of $441 million of credit loss reserves related to the acquisition of KorAm Bank.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$71	$59	$15	$7	$8	$8
Other	2,842	2,560	2,185	1,899	1,724	1,588

Total Corporate Cash-Basis Loans	$2,913	$2,619	$2,200	$1,906	$1,732	$1,596

Corporate Cash-Basis Loans
JENA(1)	$805	$748	$553	$483	$510	$406
Other International(2)(3)	2,108	1,871	1,647	1,423	1,222	1,190

Total Corporate Cash-Basis Loans	$2,913	$2,619	$2,200	$1,906	$1,732	$1,596

Corporate Cash-Basis Loans as a % of Total Corporate Loans	2.90%	2.32%	1.96%	1.68%	1.47%	1.29%
Consumer Cash-Basis (excluding Commercial Markets)	$4,693	$4,399	$4,452	$4,728	$4,477	$4,204
Commercial Markets Cash-Basis Loans	1,213	1,173	1,000	735	593	495

Total Consumer Cash-Basis Loans	$5,906	$5,572	$5,452	$5,463	$5,070	$4,699

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$474	$377	$440	$285	$167	$152

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$124	$111	$95	$83	$36	$31

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(4)	$396	$369	$373	$320	$286	$248
Corporate and Investment Bank(4)	94	98	95	126	127	133

TOTAL OTHER REAL ESTATE OWNED	$490	$467	$468	$446	$413	$381

OTHER REPOSSESSED ASSETS(5)	$123	$97	$100	$93	$74	$49

(1)
JENA includes Japan, Western Europe and North America.

(2)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(3)
Includes $227 million, $313 million, $248 million,$209 million and $189 million of cash-basis loans for KorAm at June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, and June 30, 2005 respectively. The $20 million decrease from March 31, 2005, reflects the Company's ongoing review of KorAm's loan portfolio.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

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  Exhibit 99.2